Exhibit 10.6

Order Sheet

Maxmovie Co., Ltd.

TEL. FAX.

August 20, 2008

Orderer Taxpayer Identification Number

120-81-90256

Supplier e-Smart Korea, Inc.

Name of Company Maxmovie Co., Ltd.

Name of Representative Nae San Joo

Address 1443-15, Yoonil Bldg.5th Fl., Seocho-dong, Seocho-gu, Seoul

Address 642-9 Yeoksam-Dong, Gangnam-Gu, Seoul

Type of Business Items of Business

TEL. 02-2185-5887

FAX. 02-2185-5889

Price : ONE MILLION SIX HUNDRED THOUSAND WON (KRW .1600,000) / VAT not included

NO Name of Product Specification Unit Quantity Unit Price Price

1 I AM Card EA 80 20,000 1,600.000

Total 1,600.000

Reference : 1. Date of Delivery : Negotiable 2. Terms of Payment: Cash

e-Smart Korea

E-SMART KOREA INC. 642-9, Songchon B/D 9F, Yeoksam-dong

TEL +822.2185.5886~8 FAX. +822.2185.5889 Gangnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product Specification Unit Quantity Remarks

I AM CARD EA 80

Reader EA 80

The above products have been duly received.

September 22, 2008

Name of Company : Maxmovie Co., Ltd.

Department : Strategy Planning Team

Name : Sa Baek Hong

http://www.esmartkorea.com